UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934



         Date of Report (Date of earliest event reported): July 28, 2004
                                                           -------------


                           IMMTECH INTERNATIONAL, INC.
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             (Exact Name of Registrant as Specified in its Charter)


         Delaware                      8733                   39-1523370
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      (State or Other        (Commission File Number)      (I.R.S. Employer
      Jurisdiction of                                     Identification No.)
      Incorporation)


 150 Fairway Drive, Suite 150, Vernon Hills, Illinois            60061
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       (Address of Principal Executive Offices)               (Zip Code)


      Registrant's telephone number, including area code:  (847) 573-0033
                                                           --------------


                                 Not Applicable
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         (Former Name or Former Address, if Changed Since Last Report)

Item 5.  Other Events.
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Full Exercise of Over-Allotment Option
--------------------------------------

            On July 28, 2004, Immtech International, Inc. (the "Registrant") received notice from Jefferies & Company, Inc. (the "Underwriter") that, pursuant to the Underwriting Agreement between the Registrant and the Underwriter dated July 26, 2004 (the "Underwriting Agreement"), the Underwriter fully exercised its over-allotment option to purchase 117,391 additional shares from the Company. Exercise of the over-allotment results in the sale to the Underwriter of 899,999 shares of the Company's common stock.

            A press release announcing the Underwriter's exercise of the over-allotment option is filed as Exhibit 99.1

Item 7      Financial Statements and Exhibits.
            ---------------------------------

        (c) The following exhibits are filed with this report:


  Exhibit Number                            Description
  --------------     -----------------------------------------------------------

      99.1                Press Release dated July 29, 2004

                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         IMMTECH INTERNATIONAL, INC.


                                         By: /s/ T. Stephen Thompson
                                             ---------------------------
                                         Name:  T. Stephen Thompson
                                         Title: Chief Executive Officer and
                                                President

Dated:  July 29, 2004